UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 19, 2021

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Avenue of the Americas, 6th Floor, New York, New York	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01          Regulation FD Disclosure.

WW International, Inc. (the “Company”) furnishes as Exhibit 99.1 a copy of the Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions and of Settlement Hearing, dated as of September 2, 2021 (the “Notice”), relating to the pending shareholder derivative lawsuits described in Item 8.01 of this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including the text of the Notice attached as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this report that is provided in connection with Regulation FD.

Item 8.01          Other Events.

On August 19, 2021, the Supreme Court of the State of New York, County of New York, entered as an Order a Scheduling Stipulation in the shareholder derivative lawsuit entitled Schindler and Shields v. Grossman, et al., Index No. 657497/2019 (filed December 16, 2019). The Court’s Order scheduled a settlement hearing on October 19, 2021 at 11:00 a.m. before the Honorable Jennifer G. Schecter via Microsoft Teams to determine whether the terms and conditions of the settlement provided for in the Stipulation of Settlement, dated August 17, 2021 (the “Stipulation”), are adequate, fair and reasonable and in the best interests of the Company and its shareholders. The Stipulation requires the Company to implement certain operational and corporate governance changes and pay certain attorneys’ fees and expenses to plaintiffs’ counsel in the amount of $295,000.00. If the settlement is approved, within five business days of the date that the approval order and final judgment becomes final, Shareholder Jonathan Ransom will also dismiss with prejudice the derivative lawsuit pending in the United States District Court for the Southern District of New York entitled Ransom v. Grossman, et al., Civ. Action No. 1:19-cv-09878-WHP. The Notice and the Stipulation are available on the Company’s corporate website at https://corporate.ww.com until October 22, 2021. The contents of the Company’s corporate website shall not be deemed to be incorporated by reference into this Current Report on Form 8-K.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 99.1	Notice of Pendency and Proposed Settlement of Shareholder Derivative Actions and of Settlement Hearing, dated as of September 2, 2021.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: September 2, 2021	By:	/s/ Amy O’Keefe
	Name:	Amy O’Keefe
	Title:	Chief Financial Officer

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